EXHIBIT 10.9














                          COMPUTER SCIENCES CORPORATION





                       SCHEDULE TO 1992 STOCK INCENTIVE PLAN































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                        COMPUTER SCIENCES CORPORATION

                    SCHEDULE TO 1992 STOCK INCENTIVE PLAN

                  RULES OF THE COMPUTER SCIENCES CORPORATION
                          EMPLOYEE SHARE OPTION PLAN


Preamble
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This Schedule is solely for the benefit of employees of the Company and of any corporation under the Control of the Company who reside in the United Kingdom. The terms and conditions of the Schedule are established to be a Plan capable of approval as an "approved share option scheme" under Schedule 9 to the Income & Corporation Taxes Act of 1988.

1.    DEFINITIONS
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In this Schedule the following words and expressions shall have the following meanings:

"Adoption Date"          the date on which the Board adopted these Rules

"Approval Date"          the date on which the Plan is approved by the Board
                         of the Inland Revenue under Schedule 9

"Associated Company"     has the same meaning as in Section 416

"Board" the board of directors of the Company or, except in Rule 10.4, a duly constituted committee thereof

"Company"                Computer Sciences Corporation, a Nevada corporation
                         (or, in respect of any "new rights" within the meaning of Rule 7.4, the "acquiring company" within the meaning of Rule 7.4)

"Control"                has the same meaning as in Section 840

"Date of Grant"          the date in which an option is, was or is to be
                         granted under the Plan

"Dealing Day"             a day on which the Stock Exchange is open for, and
                         transacts business in, shares

"Eligible Employee"      (a) any employee (other than a director) of any
                             Participating Company who at the relevant time:

                             (i) is required to devote to his duties not less than 20 hours per week (excluding meal breaks; and

                             (ii)   is not precluded by paragraph 8 of
                                    Schedule 9 (material interest in a close company) from participating in the Plan; and

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                             (iii)  does not own stock possessing more than
                                    5% of the total combined voting power of all classes of stock in the Company; or

                         (b) any director of any Participating Company who is
                             required to devote to his duties not less than 25 hours per week (excluding meal breaks; and

                             (i)    is not precluded by paragraph 8 of
                                    Schedule 9 (material interest in a close company) from participating in the Plan; and

                             (ii) does not own stock possessing more than 5% of the total combined voting power of all classes of stock in the Company

"Governing Plan"         the company's 1992 Stock Incentive Plan under which
                         the rules operate as a schedule thereto

"Market Value"           if the Shares are at the time listed on the Stock
                         Exchange, then on any day the reported closing price of a Share as such price is officially reported, on that day or the last preceding Dealing Day;

                         if the Shares are at the time not listed on the Stock Exchange, then on any day the market value of a share determined in accordance with the provisions of Part VIII of the Taxation of Capital Gains Act 1992 and agreed prior to that day for the purposes of the Plan with the Inland Revenue Shares Valuation Division

"Option" a right to subscribe for Shares granted (or to be granted) in accordance with the Rules of this Plan

"Option Holder"          an individual to whom an Option has been granted or
                         his personal representatives

"Participating Company"  the Company and any other corporation of, which the
                         Company has Control and which is for the time being nominated by the Board to be a participating company

"Plan" the employee share option plan constituted and governed by these Rules as from time to time amended

"Relevant Emoluments"    the meaning which the term bears in paragraph 28(2)
                         of Schedule 9 by virtue of sub-paragraph 4 of that paragraph

"Rules"                  this schedule to the Governing Plan

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"Share"                  an ordinary share of common stock of $1.00 par value
                         in the capital of the Company which satisfies the conditions specified in paragraph 10 to 14 inclusive of Schedule 9 (or, in respect of any New Option within the meaning of Rule 7.4, a share in the capital of the Acquiring Company within the meaning of Rule 7.4, which satisfies the said conditions)

"Stock Exchange"         the New York Stock Exchange

"Subscription Price"     the price at which each Share subject to an Option
                         may be acquired on the exercise of that Option being, subject to Rule 8, the higher of:

                         (i)    the nominal (par) value of a Share and

                         (ii) the Market Value of a Share on the day the Option was issued pursuant to Rule 2

"Subsisting Option"      an Option which has neither lapsed nor been exercised

"TA 1988"                the Income and Corporation Taxes Act 1988

"Year of Assessment"     a year beginning on any 6 April and ending on the
                         following 5 April

References to legislation are references to United Kingdom statutes and include such enactments modified, extended or re-enacted and where an Act is not otherwise specified refers to TA 1988.

2.    GRANT OF OPTIONS
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At any time, but in any case not earlier than the later of the Adoption Date or the Approval Date nor later than June 15, 2002 the Board may select at its discretion (without being bound by selections made in prior years) one or more Eligible Employees whom the Board determines to have a direct and significant impact on the performance of the Company, and may following such selection invite them to apply for the grant of an Option to acquire Shares in the Company. Each invitation to apply shall specify:


(i) the date (being neither earlier than 7 nor later than 14 days after the issue of the invitation) by which an application must be made;

(ii) the maximum number of Shares over which that individual may on that occasion apply for an Option, being determined at the absolute discretion of the Board save that it shall not be so large that the grant of such Option over that number of Shares would cause the limits specified in Rule 5.2 to be exceeded;

(iii) the Subscription Price at which Shares may be acquired on the exercise of the Option; and

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(iv)   such other conditions to be met before an Option may be exercised relating to growth in corporate sales, profit, return on capital, return on stockholders' funds or similar published and objective measures of corporate performance.

Each invitation shall be accompanied by an application form in such form, not inconsistent with these Rules, as the Board may determine.

3.    APPLICATION FOR OPTIONS
      -----------------------

3.1 Not later than the date specified in the invitation each Eligible Employee to whom an invitation has been issued in accordance with Rule 2 above may apply to the Board, using the application form supplied, for an Option over a number of Shares not exceeding the number specified in the invitation.

3.2 Unless the Option is to be granted under seal, a consideration not exceeding pound sterling 1 shall be paid by the Eligible Employee.

4.    GRANT OF OPTION
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4.1   Not later than the twenty-first day following the issue of invitations the Board may grant to each applicant who is still an Eligible Employee an Option over the number of Shares specified in his application.

4.2 As soon as possible after Options have been granted the Board shall issue an option certificate in respect of each Option in such form, not inconsistent with these Rules, as the Board may determine.

4.3 No Option may be transferred, assigned or charged and any purported transfer, assignment or charge shall cause the Option to lapse forthwith. Each option certificate shall carry a statement to this effect.

5.    LIMITATION ON GRANTS
      --------------------

5.1 No Option shall be granted pursuant to Rule 2 above if such grant would result in the aggregate of

      (i) the number of Shares over which Subsisting Options over unissued Shares have been granted under these Rules; and

      (ii) the number of Shares which have been issued on the exercise of Options granted under these Rules; and

      (iii) the number of Shares which have otherwise been issued pursuant to the Governing Plan during the period since 1 5 June 1992 exceeding 1,000,000 Shares (or such other higher figure as may be approved by the Company's stockholders from time to time for the purposes of the Governing Plan).

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5.2   No Option shall be granted to an Eligible Employee if immediately following such grant he would hold Subsisting Options over Shares with an aggregate Subscription Price exceeding the greater of

      (i)    pound sterling 100,000; or

      (ii) four times the amount of the Eligible Employee's Relevant Emoluments for the current or preceding Year of Assessment (whichever of those years gives the greater amount) or, if there were not Relevant Emoluments for the preceding Year of Assessment, four times the amount of the Relevant Emoluments for the period of twelve months beginning with the first day during the current Year of Assessment in respect of which there are Relevant Emoluments.

      For the purposes of this Rule 5.2, Options shall include all Options granted under this Plan and all options granted under any other plan approved under Schedule 9 and established by the Company or any Associated Company thereof.

6.    EXERCISE OF OPTIONS
      -------------------

6.1   (a)    subject to Rule 9 below and to Rule 2 (iv), any Subsisting Option may be exercised in whole or in part at such time or times, during such period, and for such number of Shares as shall be determined by the Board and set out in the option certificate.

      (b) in the event of the death of an Option holder, his personal representatives may (if so provided in the option certificate and subject to rule 6.2) exercise any Subsisting Option to the extent provided in the option certificate within a period not exceeding twelve months from the death of the Option holder.

      (c) in the event of the Option holder ceasing to be an employee of any Participating Company by reason of injury, disability, redundancy or retirement or, at the discretion of the Board, for any other reason the Option holder may (if so provided in the option certificate and subject to Rule 6.2) exercise any Subsisting Option to the extent provided in the option certificate within a period not exceeding thirty-six (or in the case of redundancy, three) months from the date of cessation.

      (d) in the event of the Option holder ceasing to be an employee of any Participating Company by reason of dismissal for fault, or for any reason not covered by the relevant option certificate, any Subsisting Option shall thereupon lapse.

6.2   An Option shall lapse on the earliest of the following events:

      (i)    any date specified in the option certificate.

      (ii)   the tenth anniversary of the Date of Grant.

      (iii)  the first anniversary of the Option holder's death.

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      (iv)   unless the option certificate specifies a shorter period, thirty-
             six months following the Option holder ceasing to be an employee of any Participating Company (except in the case of redundancy when the period shall be reduced to three months) other than by reason of his death.

      (v) on completion of the dissolution, liquidation, reorganization, merger or consolidation of the Company pursuant to Rule 7 (unless an option swap under Rule 7.3 is in operation.

7.    RECONSTRUCTIONS AND TAKEOVERS
      -----------------------------

7.1   If any person obtains control of the Company as a result of making:

      (i) a general offer to acquire the whole of the issued share capital of the Company which is made on a condition such that if it is satisfied the person making the offer will have Control of the Company; or

      (ii) a general offer to acquire all the shares in the Company which are of the same class as the Shares then any Subsisting Option may subject to Rule 7.4 below be exercised within six months of the time when the person making the offer has obtained Control of the Company and any condition subject to which the offer is made has been satisfied.

7.2 If under section 425 of the Companies Act 1985 the Court sanctions a compromise or arrangement proposed for the purposes of or in connection with a scheme for the reconstruction of the Company or its amalgamation with any other company or companies, any Subsisting Option may, subject to Rule 7.4 below, be exercised within six months of the Court sanctioning the compromise or arrangement.

7.3 If any person becomes bound or entitled to acquire shares in the Company under sections 428 to 430 of the said Act of 1985 any Subsisting Option may, subject to Rule 7.4 below, be exercised at any time when that person remains so bound or entitled.

7.4 If as result of the events specified in Rules 7.1 or 7.2 a company has obtained Control of the Company, or if a company has become bound or entitled as mentioned in Rule 7.3, the Option Holder may, by agreement with that other company (the "Acquiring Company"), within the appropriate period, release such Subsisting Option (the "Old Option") for an option (the "New Option") which satisfies the conditions that it:

      (i) is over shares in the Acquiring Company or some other company falling within paragraph (b) or paragraph (c) of paragraph 10,
             Schedule 9, which satisfy the conditions specified in paragraphs 10 to 14 inclusive of Schedule 9;

      (ii) is a right to acquire such number of such shares as has on acquisition for the New Option an aggregate market value equal to the aggregate Market Value of the shares subject to the Old Option on its release;

      (iii) has a subscription price per share such that the aggregate price payable on the complete exercise equals the aggregate price which would have been payable on complete exercise of the Old Option; and

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      (iv)   is otherwise identical in terms to the Old Option.

      The New Option shall, for all other purposes of this Plan, be treated as having been acquired at the same time as the Old Option.

      Where any New Options are granted pursuant to this clause 7.4, Rules 4.3, 6, 7, 8, 9, 10.1 and 10.3 to 10.6 shall, in relation to the New Options, be construed as if references to the Company and to the Shares were references to the Acquiring Company, or as the case may be, to the other company to whose shares the New Options relate, and to the shares in that other company, but references to Participating Company shall continue to be construed as if references to the Company were references to Computer Sciences Corporation.

7.5 If the Company passes a resolution for voluntary winding up, any Subsisting Option may be exercised within six months of the passing of the Resolution.

7.6 For the purposes of this Rule 7 other than Rule 7.4 a person shall be deemed to have obtained Control of a Company if he and others acting in concern with him have together obtained Control of it.

7.7 The exercise of an Option pursuant to the preceding provisions of this Rule 7 shall be subject to the provisions of Rule 9 below.

7.8 Where in accordance with Rule 7.4 Subsisting Options are released and New Options granted the New Options shall not be exercisable in accordance with Rule 7.1, 7.2 and 7.3 above by virtue of the event by reason of which the New Options were granted.

8.    VARIATION OF SHARE CAPITAL
      --------------------------

      In the event of any capitalization or rights issue or any consolidation, sub-division or reduction of capital by the Company, the aggregate number of Shares issuable under the Plan, the number of Shares subject to any Option and the Subscription Price for each of those Shares shall be adjusted in such appropriate and proportional manner as the Board confirms to be fair and reasonable provided that;

      (i) the aggregate amount payable on the exercise of an Option in full is not increased; and

      (ii) no adjustment shall be made without the prior approval of the Board of Inland Revenue; and

      (iii) following the adjustment the Shares continue to satisfy the conditions specified in paragraphs 10 to 14 inclusive of
             Schedule 9.

      [(iv) the Subscription Price for a share is not reduced below its nominal value].

9.    MANNER OF EXERCISE OF OPTIONS
      -----------------------------

9.1 No Option may be exercised by an individual at any time when he is precluded by paragraph 8 of Schedule 9 from participating in the Plan (material interest in a close company).

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9.2   No Option may be exercised at any time when the Shares which may be thereby acquired are not Shares as defined in Rule 1.1.

9.3 An Option shall be exercised by the Option Holder, or in the case of an Option exercisable in accordance with Rule 6.1(b) by his personal representatives, giving notice to the Company in writing of the number Shares in respect of which he wishes to exercise the Option accompanied by the appropriate payment in full and the relevant option certificate and shall be effective on the date of its receipt by the Company.

9.4 Shares shall be allotted and issued pursuant to a notice of exercise within 30 days of the date of exercise and a definite share certificate issued to the Option holder in respect thereof. Save for any rights determined by reference to a date preceding the date of allotment, such Shares where issued shall rank pari passu with the other shares of the same class in issue at the date of allotment.

9.5 When an Option is exercised only in part, the balance shall remain exercisable on the same terms as originally applied to the whole Option and, a new option certificate shall be issued accordingly by the Company as soon as possible after the partial exercise. No fractional Shares may be issued pursuant to the exercise of an Option.

10    ADMINISTRATION AND AMENDMENT
      ----------------------------

10.1 The Plan shall be administered by the Board whose decision on all disputes shall be final.

10.2  The Board may from time to time amend these Rules provided that:

      (i) no amendment may detrimentally affect an Option holder as regards an Option granted prior to the amendment being made;

      (ii) no amendment may be made which would change the class of persons eligible to receive Options, or materially increase the benefits accruing to Option holders or increase the limit specified in Rule 5.1 or change Rule 10.4 without the prior approval of the Company's stockholders in general meeting; and

      (iii) no amendment shall have effect until approved by the Board of Inland Revenue as not being contrary to Schedule 9.

10.3 The cost of establishing and operating the Plan shall be borne by the Participating Companies in such proportions as the Board shall determine.

10.4 The Board may establish a committee consisting of not less than three disinterested persons (who are not and have not within the preceding twelve months been themselves eligible to receive grants of Options under the Plan or any other plan of the Company), unless applicable securities laws otherwise permit, and to whom any or all of its powers in relation to the Plan may be delegated. The Board may at any time dissolve the Committee, after its constitution or direct the manner in which it shall act.

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10.5  Any notice or other communication under or in connection with the Plan may be given by the Company either personally or by post and to the Company either personally or by post to an authorized representative; items set by post shall be prepaid and shall be deemed to have been received 72 hours after posting.

10.6 The Company shall at all times keep available sufficient authorized and unissued shares to satisfy the exercise to the full extent still possible of all Options which have neither lapsed or been fully exercised, taking account of any other obligations of the company to issue unissued shares.

10.7 The Board may at any time terminate the Plan but the provisions of the Plan shall remain in force for Subsisting Options.

10.8 Nothing in these Rules or in any document pursuant hereto shall confer on any Eligible Employee any rights not expressed herein, in particular any right to remain in the employ of the Company.

10.9 Except insofar as this Plan shall be construed as a Schedule to the Governing Plan the Governing Plan shall not apply to the Plan.


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